FLEXSHARES® TRUST

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund

SUPPLEMENT DATED DECEMBER 16, 2022 TO THE SUMMARY PROSPECTUS, DATED MARCH 1, 2022

The following information replaces the sixth paragraph of the section entitled “Principal Investment Strategies” beginning on page 2 of the Summary Prospectus:

Certain eligible securities are excluded from the Underlying Index by the Index Provider, using proprietary screening definitions and data from Sustainalytics and other independent ESG data providers, which may change from time to time. Excluded companies include those which are involved in (i) verified infringement of established international initiatives and guidelines, including United Nations Global Compact Principles and Organisation for Economic Co-operation and Development (OECD) Guidelines for Multinational Entities; (ii) the production of tobacco; and (iii) manufacturing of controversial weapons. Excluded companies also include those which derive a certain percentage of revenue (e.g., 5% or more) from (a) manufacturing of civilian firearms; (b) manufacturing of conventional weapons or providing support services through military contracting; (c) thermal coal extraction; (d) coal-fired energy generation; and (e) the retail sale of tobacco and tobacco related products or services. The above-described exclusionary screens are applied with each reconstitution of the Underlying Index.

Please retain this Supplement with your Summary Prospectus for future reference.